EXHIBIT 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 5, 2025 (this “Amendment”), is by and among THE HAIN CELESTIAL GROUP, INC., a Delaware corporation (the “Company”), each Lender party hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Company, each Subsidiary of the Company from time to time party thereto as a Designated Borrower, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of December 22, 2021, as (i) amended by (x) that certain First Amendment to Credit Agreement, dated as of December 16, 2022 and (y) that certain Second Amendment to Credit Agreement, dated as of August 22, 2023, (ii) modified by that certain Suspension of Rights Agreement, dated as of June 26, 2024, whereby the Company agreed CDOR would no longer be a borrowing option under and pursuant to the Credit Agreement (as further amended, restated, amended and restated, supplemented, extended, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to amend the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article 1

AMENDMENTS TO CREDIT AGREEMENT
1.1
Section 1.01 of the Credit Agreement is hereby amended by amending and restating the defined term “Applicable Rate” to read as follows:

“Applicable Rate” means, in respect of each Facility, a rate per annum equal to (i) 3.00% in respect of Term SOFR Loans, Alternative Currency Loans, Global Swing Line Loans and Letters of Credit, (ii) 2.00% in respect of Base Rate Loans and (iii) 0.250% in respect of the Commitment Fee.

1.2
Section 1.01 of the Credit Agreement is hereby amended by amending and restating the defined term “Global Revolving Credit Facility” to read as follows:

“Global Revolving Credit Facility” means, at any time, the aggregate amount of the Global Revolving Credit Lenders’ Global Revolving Credit Commitments at such time. As of the Closing Date, the Global Revolving Credit Facility is $360,000,000 (or, as applicable, the Alternative Currency Equivalent thereof); from and after the Third Amendment Effective Date, the Global Revolving Credit Facility is $315,000,000 (or, as applicable, the Alternative Currency Equivalent thereof).

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1.3
Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Limited Condition Acquisition”, “Limited Condition Acquisition Agreement”, “Relief Period”, “Relief Period Termination Date” and “Specified Acceptable Acquisition”.
1.4
Section 1.01 of the Credit Agreement is hereby amended by inserting the defined term “Third Amendment Effective Date” in appropriate alphabetical order to read as follows:

“Third Amendment Effective Date” means May 5, 2025.

1.5
Section 1.01 of the Credit Agreement is hereby amended by amending and restating the defined term “U.S. Revolving Credit Facility” to read as follows:

“U.S. Revolving Credit Facility” means, at any time, the aggregate amount of the U.S. Revolving Credit Lenders’ U.S. Revolving Credit Commitments at such time. As of the Closing Date, the U.S. Revolving Credit Facility is $440,000,000; from and after the Third Amendment Effective Date, the U.S. Revolving Credit Facility is $385,000,000.

1.6
The Credit Agreement is hereby amended by deleting Section 1.10 of the Credit Agreement in its entirety.
1.7
Section 2.05(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iii) If, within five (5) Business Days following any Disposition of property by any Loan Party permitted by Section 7.05(f), Consolidated Leverage Ratio, after giving pro forma effect to such Disposition, is greater than 4.00:1.00 and, so long as no Specified Event of Default exists, to the extent the Net Cash Proceeds in respect of such Disposition (or series of related Dispositions) are in excess of $250,000, the Borrowers shall prepay an aggregate principal amount of Loans equal to 75% of such Net Cash Proceeds immediately upon receipt thereof by such Person (such prepayments to be applied as set forth in clause (iv) below).

1.8
Section 2.05(b)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(v) Notwithstanding any of the other provisions of clause (iii) of this Section 2.05(b), so long as no Specified Event of Default shall have occurred and be continuing if, on any date on which a prepayment would otherwise be required to be made pursuant to clause (iii) of this Section 2.05(b), the aggregate amount of Net Cash Proceeds received from and after the Third Amendment Effective Date required by such clause to be applied to prepay Loans on such date is less than or equal to $2,500,000, the Company may defer such prepayment until the first date on which the aggregate amount of Net Cash Proceeds or other amounts received from and after the Third Amendment Effective Date and otherwise required under clause (iii) of this Section 2.05(b) to be applied to prepay Loans exceeds $2,500,000. During such deferral period the Company may apply all or any part of such aggregate amount to prepay Revolving Loans and may, subject to the fulfillment of the applicable conditions set forth in Article IV, reborrow such amounts (which amounts, to the extent originally constituting Net Cash Proceeds, shall be deemed to retain their original character as Net Cash Proceeds when so reborrowed) for application as required by this Section 2.05(b). Upon the occurrence of a Specified Event of Default during any such deferral period, the Company shall immediately prepay the Loans in the amount of

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all Net Cash Proceeds received by the applicable Loan Party and other amounts, as applicable, that are required to be applied to prepay Loans under this Section 2.05(b) (without giving effect to the first and second sentences of this clause (v)) but which have not previously been so applied.

1.9
Section 7.06(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) the Company may declare or pay cash dividends or other similar payments to its stockholders, or repurchase its Equity Interests, or make other Restricted Payments but only so long as, both before and after giving effect to the aggregate amount of such dividends and similar payments and repurchases and Restricted Payments paid or made, the Consolidated Secured Leverage Ratio would be less than 4.00:1.00.

1.10
Section 7.11(b) of the Credit Agreement is hereby amended by amending and restating such Section to read as follows:

(b) Consolidated Secured Leverage Ratio. From and after the Third Amendment Effective Date, permit the Consolidated Secured Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than the ratio set forth below opposite such period:

Fiscal Quarter	Maximum Consolidated Secured Leverage Ratio
Ending June 30, 2025 through (and including) Fiscal Quarter Ending March 31, 2026	4.75:1.00
Ending June 30, 2026	4.50:1.00
Ending September 30, 2026 and thereafter	4.25:1.00

1.11
Section 10.07 of the Credit Agreement is hereby amended by inserting a new paragraph at the end of such Section to read as follows:

For the avoidance of doubt, nothing herein prohibits any Person from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority (including any Governmental Authority) without any notification to any Person.

Article 2

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date first above written (such date first above written, the “Third Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

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2.1
Executed Amendment. The Administrative Agent shall have received a copy of this Amendment, duly executed by the Company, the Required Lenders and the Administrative Agent.
2.2
Default. As of the date of this Amendment, no Default or Event of Default exists or would result from this Amendment.
2.3
Fees, Costs and Expenses.
(a)
The Administrative Agent shall have received from the Company, for the account of each Lender that executes and delivers a signature page hereto to the Administrative Agent by 12:00 p.m. noon (ET) on or before May 1, 2025 (each such Lender, a “Consenting Lender”), an amendment fee equal to 0.25% of such Consenting Lender’s Total Credit Exposure on the Third Amendment Effective Date.
(b)
The Administrative Agent shall have received from the Company such other fees, costs and expenses previously agreed in writing by the Company to be due and payable in connection with this Amendment on or prior to the Third Amendment Effective Date.
(c)
Holland & Knight LLP shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment, in each case to the extent such fees and expenses are required to be paid by the Company pursuant to the Credit Agreement or otherwise previously agreed in writing by the Company to be payable in connection with the Amendment and to the extent invoiced to the Company at least two Business Days prior to the Third Amendment Effective Date.
2.4
Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
Article 3

MISCELLANEOUS
3.1
Amended Terms. On and after the Third Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2
Representations and Warranties of the Company. The Company represents and warrants as follows:
(a)
It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)
This Amendment has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, reorganization, moratorium, insolvency and similar laws affecting creditors’ rights generally or by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

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(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Company of this Amendment.
(d)
The representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document are (i) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the Third Amendment Effective Date and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are (x) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of such earlier date and (y) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of such earlier date.
(e)
As of the date of this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
(f)
The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
3.3
Reaffirmation of Obligations. The Company, on behalf of itself and each other Loan Party, hereby ratifies the Credit Agreement and each other Loan Document, and acknowledges and reaffirms (a) that each Loan Party is bound by all terms of the Credit Agreement and each such Loan Document applicable to it and (b) that each Loan Party is responsible for the observance and full performance of its respective Obligations.
3.4
Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
3.5
Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel.
3.6
Further Assurances. The Company agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.7
Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8
Counterparts; Delivery. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

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Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart.
3.9
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
3.10
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
3.11
Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:

THE HAIN CELESTIAL GROUP, INC.

By: /s/ Lee A. Boyce⸺⸺⸺⸺⸺⸺⸺⸺
Name: Lee A. Boyce
Title: Chief Financial Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

as the Administrative Agent

By:_/s/ DeWayne D. Rosse⸺⸺⸺⸺⸺⸺⸺

Name: DeWayne D. Rosse

Title: Assistant Vice President

Hain Celestial Group
Third Amendment to Credit Agreement

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer, U.S. Swing Line Lender and Global Swing Line Lender

By:_/s/ Jana L. Baker⸺⸺⸺⸺⸺⸺⸺

Name: Jana L. Baker

Title: Senior Vice President

Hain Celestial Group
Third Amendment to Credit Agreement

Citizens Bank, N.A.,

as a Lender

By:_/s/ Tyler J. McCarthy⸺⸺⸺⸺⸺⸺⸺

Name: Tyler J. McCarthy

Title: Senior Vice President

Hain Celestial Group
Third Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL

ASSOCIATION,

as a Lender

By:_/s/ Michael Zick⸺⸺⸺⸺⸺⸺⸺

Name: Michael Zick

Title: Executive Director

Hain Celestial Group
Third Amendment to Credit Agreement

COBANK, ACB,

as a Lender

By:_/s/ Bentley Hodges⸺⸺⸺⸺⸺⸺⸺

Name: Bentley Hodges

Title: Vice President

Hain Celestial Group
Third Amendment to Credit Agreement

BMO Bank N.A.,

as a Lender

By:_/s/ Jonathan Sarmini⸺⸺⸺⸺⸺⸺⸺

Name: Jonathan Sarmini

Title: Director

Hain Celestial Group
Third Amendment to Credit Agreement

COÖPERATIEVE RABOBANK U.A.,

NEW YORK BRANCH,

as a Lender

By:_/s/ Van Brandenburg⸺⸺⸺⸺⸺⸺⸺

Name: Van Brandenburg

Title: Managing Director

By:_/s/ Irene Stephens⸺⸺⸺⸺⸺⸺⸺⸺

Name: Irene Stephens

Title: Executive Director

Hain Celestial Group
Third Amendment to Credit Agreement

FARM CREDIT EAST, ACA,

as a Lender

By:_/s/ Eric W Pohlman⸺⸺⸺⸺⸺⸺⸺

Name: Eric W Pohlman

Title: Vice President

Hain Celestial Group
Third Amendment to Credit Agreement

JPMORGAN CHASE, N.A.,

as a Lender

By:_/s/ Scott W. Downs⸺⸺⸺⸺⸺⸺⸺

Name: Scott W. Downs

Title: Vice President

Hain Celestial Group
Third Amendment to Credit Agreement

TD BANK, N.A.,

as a Lender

By:_/s/ M. Bernadette Collins⸺⸺⸺⸺⸺⸺⸺

Name: Bernadette Collins

Title: Senior Vice President

Hain Celestial Group
Third Amendment to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION

as a Lender

By:_/s/ Dennis Tybor⸺⸺⸺⸺⸺⸺⸺

Name: Dennis Tybor (23307)

Title: Senior Vice President

Hain Celestial Group
Third Amendment to Credit Agreement

BARCLAYS BANK PLC

as a Lender

By:_/s/ Christopher M. Aitkin⸺⸺⸺⸺⸺⸺⸺

Name: Christopher M. Aitkin

Title: Director

Hain Celestial Group
Third Amendment to Credit Agreement

AGFIRST FARM CREDIT BANK,

as a Lender

By:_/s/ Brandon Waring⸺⸺⸺⸺⸺⸺⸺

Name: Brandon Waring

Title: VP Capital Markets

Hain Celestial Group
Third Amendment to Credit Agreement